Exhibit 99.1

Global Crossing Airlines Reports Second Quarter 2025 Financial Results

GAAP Net Income of $0.6 Million or $0.01 per Share; EBITDAR1 of $19.8 Million

Generated Record Block Hours of 8,065 in Q2

MIAMI, FL, August 13, 2025 – Global Crossing Airlines Group, Inc. (Cboe CA: JET, Cboe CA: JET.B, OTCQB: JETMF) (the “Company” or “GlobalX”), the nation's fastest growing charter airline, today announced its financial and operating results for the second quarter ended June 30, 2025. Except as otherwise disclosed, all figures are presented in United States dollars and prepared in accordance with U.S. GAAP.

Financial and Operational Summary
	Q2 2025	Q2 2024	% Change
Revenue:	$61.4M	$57.5M	7%
Net Income:	$0.6M	$0.3M	~2x
EBITDAR[1]:	$19.8M	$18.7M	6%
EBITDA[2]:	$5.9M	$4.0M	48%
Net Aircraft Available:	17.1	14.4	19%
Total Block Hours, including Sub Service:	8,065	7,152	13%
% of Block Hours - ACMI	84%	72%	12%
Average Utilization Per Aircraft:	471	458	3%

Management Commentary

“Our second quarter performance reflects the consistency of our execution and the strength of the operating platform we’ve been transforming and strengthening over the past 18 months,” said Chris Jamroz, Executive Chairman of GlobalX. “We’ve focused on scaling the business with discipline — building a more capable, resilient, and profitable airline. That focus is now translating into results: improved profitability, a significant increase in cash flow from operating activities, and record block hours flown, even during a seasonally softer period. The momentum we carried from Q1 into Q2 underscores the versatility of our charter model and affirms our long-term path

1 Refer below to the section “Non-GAAP Financial Measures” for additional information to sustainable profitability. As we continue to grow our fleet, deepen strategic customer partnerships, and optimize our asset base, we remain steadfast in our goal of becoming America’s largest narrowbody charter airline.”

Ryan Goepel, President and CFO of GlobalX, added, “We continued to execute on our strategic plan in the second quarter as we generated growth across all key financial metrics with record block hours flown. Our performance was driven by our ability to increase our fleet while maintaining strong utilization levels, underscoring the strength and resilience of our operating model. As a result, cash flow provided by operating activities in Q2 increased year-over-year by $7.9 million, reflecting both improved profitability and disciplined cost management. With a growing fleet, continued strong demand for our leading charter operations, and a focused approach to profitable growth, we believe are well-positioned to build on this momentum in the second half of 2025.”

Q2 2025 Financial Highlights (vs. Q2 2024) – Three Month Period

•
Revenue: Revenue increased 7% to $61.4 million compared to $57.5 million. The increase was primarily driven by higher block hours flown and aircraft fleet expansion, as well as increased revenue per block hour flown for ACMI.

•
Total Operating Expenses: Operating expenses increased 6% to $58.1 million compared to $55.0 million. The increase was primarily driven by higher maintenance and personnel costs associated with the ongoing expansion of the GlobalX fleet.

•
Net Income/EPS: Net income increased 100% to $0.6 million compared to $0.3 million. Earnings per share increased to $0.01 per basic and diluted share, compared to breakeven earnings per basic and diluted share. This was primarily driven by increased revenue, fleet expansion, and higher average rates per block hour flown for passenger ACMI.

•
EBITDAR3: EBITDAR increased approximately 6% to $19.8 million compared to $18.7 million.

•
Cash Flow from Operations: Cash flow provided by operations improved to $8.8 million compared to $0.9 million. The increase was primarily driven by improved profitability, disciplined cost management, and efficiency gains across the business. The Company utilized its cash flow to invest in talent acquisition, fleet expansion and system enhancements to fuel future growth.

1 Refer below to the section “Non-GAAP Financial Measures” for additional information

Recent Operational Updates

•
GlobalX transitioned from an exclusively leased fleet to a hybrid ownership model through its first acquisition of an Airbus A320 in July 2025.
•
Completed two heavy maintenance events and twelve non-heavy maintenance events during the second quarter.
•
Increased pilot headcount during the second quarter by 7% year-over-year to 150 to support continued aircraft fleet growth.

Liquidity

•
Cash and Restricted Cash: The Company had approximately $14.1 million in cash and restricted cash at June 30, 2025, compared to $14.0 million at December 31, 2024.

Conference Call and Webcast

The GlobalX management team will host a conference call tomorrow, followed by a question-and-answer period. Interested parties may submit questions to the Company prior to the call by emailing JET@elevate-ir.com.

Date: Thursday, August 14, 2025
Time: 5:00 p.m. Eastern time
Toll-free dial-in number: (800) 717-1738
International dial-in number: (646) 307-1865
Conference ID: 75652
Webcast: GlobalX's Q2 2025 Conference Call

If you have any difficulty registering or connecting with the conference call, please contact Elevate IR at (720) 330-2829.

The conference call will also be available for replay on the investor relations section of the Company’s website at www.globalairlinesgroup.com.

About Global Crossing Airlines Group, Inc.

GlobalX is a US 121 domestic flag and supplemental airline flying the Airbus A320 family of aircraft. The Company’s services include domestic and international ACMI and charter flights for passengers and cargo throughout the US, Caribbean, Europe, and Latin America. GlobalX is IOSA certified by IATA and holds TCOs for Europe and the UK.

For more information:

Company Contact

Ryan Goepel, President & CFO
Tel: (720) 330-2829

Investor Relations Contact

Sean Mansouri, CFA or Aaron D’Souza
Email: JET@elevate-ir.com

Non-GAAP Financial Measures

The Company evaluates its financial performance utilizing various accounting principles generally accepted in the United States of America ("GAAP") and non-GAAP financial measures, including Adjusted operating expenses, adjusted operating income (loss), Adjusted operating margin, adjusted pre-tax income (loss), Adjusted pre-tax margin, Adjusted net income (loss), Adjusted diluted earnings (loss) per share, adjusted EBITDA and adjusted EBITDAR. These non-GAAP financial measures are provided as supplemental information to the financial information presented in this press release that is calculated and presented in accordance with GAAP and these non-GAAP financial measures are presented because management believes that they supplement or enhance management's, analysts' and investors' overall understanding of the Company's underlying financial performance and trends and facilitate comparisons among current, past and future periods.

Because the non-GAAP financial measures are not calculated in accordance with GAAP, they should not be considered superior to and are not intended to be considered in isolation or as a substitute for the related GAAP financial measures presented in the press release and may not be the same as or comparable to similarly titled measures presented by other companies due to possible differences in the method of calculation and in the items being adjusted. We encourage investors to review our financial statements and filings with the Securities and Exchange Commission (SEC) in their entirety and not to rely on any single financial measure.

EBITDA is defined as operating income (loss), plus depreciation, amortization, interest and taxes, and is a supplemental measure of operating performance that the Company believes is useful to facilitate comparisons to its historical consolidated and business-level performance and operating results. The Company believes its presentation of EBITDA, a key metric used internally by management, provides investors with a supplemental view of the Company’s operating performance that facilitates analysis and comparisons of its ongoing business operations because they exclude items that may not be indicative of the Company’s ongoing operating performance.

EBITDAR is defined as operating income (loss), plus depreciation, amortization, interest, taxes and aircraft rent, and is a metric to be considered by investors when comparing results across various airlines, which aims to normalize for the different ways that the airlines acquired their aircraft. This distinction is important when comparing the operational results of an airline leasing its aircraft versus an airline purchasing its aircraft. Specifically, the airline leasing aircraft would see the costs relating to those aircraft flow through aircraft rent, while an airline that owns their aircraft would see their costs for those aircraft flow through depreciation and amortization.

Cautionary Note Regarding Forward-Looking Information

This press release contains certain “forward-looking statements” and “forward-looking information”, as defined under applicable United States and Canadian securities laws, concerning anticipated developments and events that may occur in the future. Forward-looking statements contained in this press release include, but are not limited to, statements with respect to the Company’s financial performance, continued growth, growing momentum of the Company’s charter platform and the execution of the Company’s strategic plan, the goal of becoming the largest narrow body charter airline in North America, continued fleet expansion, profitable narrow body charter operations, the Company’s future focus, details regarding future financial results, and the Company’s status as the nation’s fastest growing charter airline. In certain cases, forward-looking statements can be identified by the use of words such as "plans", "expects" "budget", "scheduled", "estimates", "forecasts", "intends", "anticipates" or variations of such words and phrases or statements that certain actions, events or results "may", "could", "would", "might" or "will be taken", "occur" or "be achieved" suggesting future outcomes, or other expectations, beliefs, plans, objectives, assumptions, intentions or statements about future events or performance. Forward-looking statements contained in this press release are based on certain factors and assumptions regarding, among other things: GlobalX’s receipt of financing to continue airline operations; the accuracy, reliability and success of GlobalX’s business model; GlobalX’s ability to accurately forecast demand; GlobalX’s ability to successfully conclude definitive agreements for transactions subject to LOI; GlobalX’s timely receipt of governmental approvals; the success of airline operations of GlobalX; GlobalX’s ability to successfully enter new geographic markets; the legislative and regulatory environments of the jurisdictions where GlobalX will carry on business or have operations; GlobalX’s ability to have sufficient aircraft to provide its services to customers; the impact of competition and the competitive response to GlobalX’s business strategy; and the future price of fuel, and the availability of aircraft. While the Company considers these assumptions to be reasonable based on information currently available to it, they may prove to be incorrect.

Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include risks related, among other things, to:

our ability to lease aircraft on favorable terms; manage our growth effectively; implement our business strategy successfully; obtain access to capital; the limited number of aircraft we fly; rising maintenance costs; and aircraft related fixed obligations. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those described in the forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Accordingly, readers should not place undue reliance on forward-looking statements. The forward-looking statements are made as of the date of this press release. Except as required by applicable securities laws, the Company does not undertake any obligation to publicly update any forward-looking statements. If GlobalX does update one or more forward-looking statements, no inference should be made that it will make additional updates with respect to those or other forward-looking statements. The Company has also identified certain known material risk factors applicable to it in its Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC and its other filings with the SEC.

GLOBAL CROSSING AIRLINES GROUP INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except par value and share quantities)

GLOBAL CROSSING AIRLINES GROUP INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

(In thousands, except share and per share amounts)

Three Months Ended June 30, 2025		Three Months Ended June 30, 2024		Six Months Ended June 30, 2025		Six Months Ended June 30, 2024	
Revenue	$	61,381	$	57,546	$	127,982	$	111,380
Operating Expenses								
Salaries, Wages, & Benefits		19,906		16,745		38,700		33,520
Aircraft Fuel		3,038		5,601		10,443		13,800
Maintenance, materials and repairs		5,409		2,645		9,261		5,578
Depreciation and amortization		2,607		1,444		4,855		2,609
Contracted ground and aviation services		4,474		4,757		10,780		11,660
Travel		2,325		3,118		5,279		6,969
Insurance		1,276		1,554		2,537		3,188
Aircraft Rent		13,919		14,762		29,160		27,523
Other		5,149		4,377		10,580		8,609
Total Operating Expenses	$	58,103	$	55,003	$	121,595	$	113,456
Operating Income (Loss)		3,278		2,543		6,387		(2,076)
Non-Operating Expenses								
Interest Expense		2,661		2,258		5,244		4,018
Total Non-Operating Expenses		2,661		2,258		5,244		4,018
Income (Loss) before income taxes		617		285		1,143		(6,094)
Income tax expense		-		-		-		-
Net Income (Loss)		617		285		1,143		(6,094)
Net Income attributable to Noncontrolling Interest		9		1		381		1
Net Income (Loss) attributable to the Company		608		284		762		(6,095)
Income (Loss) per share:								
Basic	$	0.01	$	0.00	$	0.01	$	(0.10)
Diluted	$	0.01	$	0.00	$	0.01	$	(0.10)
Weighted average number of shares outstanding		64,043,388		60,008,779		63,132,541		59,621,946
Fully diluted shares outstanding		71,261,322		83,633,139		70,350,475		59,621,946

GLOBAL CROSSING AIRLINES GROUP INC.
CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
(UNAUDITED)
(In thousands, except shares quantities)

Common Stock Number of Shares	Amount	Additional Paid in Capital	Retained Deficit	Total	Noncontrolling Interest	Total
Beginning – January 1, 2024	**58,925,871**	**$ 59**	**$ 38,943**	**$ (59,094)**	**$ (20,092)**	**$ 225**	**$ (19,867)**
Issuance of shares - share based compensation on RSUs	742,079	1	342	—	343	—	343
Loss for the period	—	—	—	(6,379)	(6,379)	—	(6,379)
Ending – March 31, 2024	**59,667,950**	**$ 60**	**$ 39,285**	**$ (65,473)**	**$ (26,128)**	**$ 225**	**$ (25,903)**
Issuance of shares - share based compensation on RSUs	544,157	—	498	—	498	—	498
Issuance of shares - ESPP	391,574	—	221	—	221	—	221
Dividends	—	—	—	—	—	(100)	(100)
Income for the period	—	—	—	284	284	1	285
Ending – June 30, 2024	**60,603,681**	**$ 60**	**$ 40,004**	**$ (65,189)**	**$ (25,125)**	**$ 126**	**$ (24,999)**

	Common Stock Number of Shares	Amount	Additional Paid in Capital	Retained Deficit	Total	Noncontrolling Interest	Total
Beginning – January 1, 2025	**61,758,727**	**62**	**40,949**	**(70,566)**	**(29,555)**	**87**	**(29,468)**
Issuance of shares – options exercised	50,000	—	12	—	12	—	12
Issuance of shares – share based compensation on RSUs	1,876,109	2	534	—	536	—	536
Income for the period	—	—	—	154	154	372	526
Issuance of shares - ESPP	5,496	—	3	—	3	—	3
Ending – March 31, 2025	**63,690,332**	**$ 64**	**$ 41,498**	**$ (70,412)**	**$ (28,850)**	**$ 459**	**$ (28,391)**
Issuance of shares – options exercised	196,667	—	49	—	49	—	49
Issuance of shares – share based compensation on RSUs	309,994	1	776	—	777	—	777
Issuance of shares - ESPP	258,796	—	168	—	168	—	168
Proceeds from disgorgement of stockholders' short-swing profits (Note 11)	—	—	12	—	12	—	12
Dividends	—	—	—	—	—	(148)	(148)
Income for the period	—	—	—	608	608	9	617
Ending – June 30, 2025	**64,455,789**	**$ 65**	**$ 42,503**	**$ (69,804)**	**$ (27,236)**	**$ 320**	**$ (26,916)**

GLOBAL CROSSING AIRLINES GROUP INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)
(In thousands)